INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
INCOME TAXES
4. INCOME TAXES

An income tax benefit has not been recognized for operating losses generated in prior periods based on uncertainties concerning the ability to generate taxable income in future periods. The tax benefit as of the nine months ended September 30, 2011 and 2010 is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

12.	INCOME TAXES
The Company recognized losses for both financial and tax reporting purposes during each of the periods in the accompanying statements of operations.  Accordingly, no provision for income taxes and/or deferred income taxes payable has been provided for in the accompanying financial statements.
An income tax benefit has not been recognized for operating losses generated in prior periods based on uncertainties concerning the ability to generate taxable income in future periods.  At December 31, 2010, the Company had available net operating loss carry-forwards of approximately $39,838,000.  These operating loss carry-forwards expire in various years through the year ending December 31, 2030; however, because the Company has incurred significant operating losses, utilization of the tax loss carry-forwards are not assured.  The increase in the valuation allowance for the year ended December 31, 2010 was approximately $1,405,000.  As a result, the non-current deferred income tax asset arising from these net operating loss carry-forwards and from other temporary differences are not recorded in the accompanying balance sheets because a valuation allowance was established to fully reserve such assets due to the uncertainty of the Company’s realization of this benefit.

After consideration of all the evidence management has determined that a full valuation allowance is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized.

In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

The Company’s tax expense differs from the “expected” tax expense for the periods ended December 31, 2010 and 2009, computed by applying the Federal Corporate tax rate of 34% to loss before taxes, as follows:

		(Restated)
	2010	2009
Computed "expected" tax benefit	$(2,385,405)	$(1,431,000)
State tax benefit, net of federal effect	(193,671)	(184,000)
Change in valuation allowance	1,174,741	4,932,000
Equity instruments for services	1,516,276	(3,317,000)
	$111,941	$-

For the periods ended December 31, 2010 and 2009, the tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities were as follows:

	2010	2009
Deferred tax liability
Intangible assets	$4,992,000	$4,102,000

Deferred tax assets:
Net operating loss carryforwards	$(15,510,000)	$(13,180,000)
Warrants issued to employees	(664,000)	(609,000)
Other	-	(90,000)
Valuation allowance	11,182,000	9,777,000
Net deferred tax assets	$-	$-